Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GraniteShares Platinum Trust (the “Company”) on Form 10-Q for the quarter ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date May 08, 2020	/s/ William Rhind
William Rhind*
Chief Executive Officer and Chief Financial Officer

*The Registrant is a trust and Mr. Rhind is signing in his capacity as an officer of GraniteShares LLC, the Sponsor of the Registrant.